EXHIBIT 10.2


                                      NOTE

$ 200,000                                             Newcastle County, Delaware

         FOR VALUE RECEIVED, the undersigned promises to pay to the order of Lilly Beter Capital Group, Ltd., at 2424 North Federal Highway, Suite 150, Boca Raton, Florida, or at such other place in the State of Florida as any holder of this note may designate in writing, the sum of TWO HUNDRED THOUSAND DOLLARS ($200,000) with interest from the date above written until paid, at the rate of eight percent (8%) per annum.

         This note, together with all interest due, is due and payable as follows:
If the Debtor (Total Telephone Concepts, Inc.) is involved in a merger, acquisition, or change of control, (whether or not Lilly Beter Capital Group, Ltd. is involved), then the above sum with interest is payable in full, immediately upon completion of any of the above-mentioned transactions, or within one year from the date of this Note. The payment will be made in lawful United States currency.

         The payment of this note is secured by a Security Agreement of this date from Total Telephone Concepts, Inc. [debtor] to Lilly Beter Capital Group, Ltd. [secured party] granting a security interest in and to all property described in or referred to in the Security Agreement. Debtor further agrees to pledge by delivering to secured party all shares of Total Telephone Concepts, Inc. stock, immediately, if and when received from Eric Green, Bob Green and Steven Green, evidenced by a stock certificate #3 in the amount of 2,200 shares of Total Telephone Concepts, Inc. and Michael Vincent, evidenced by a stock certificate #6 in the amount of 350 shares of Total Telephone Concepts, Inc.

         The maker shall have the right to prepay the principal of this debt in whole or in part prior to its due date without premium or penalty.

         If this note is placed in an attorney's hands for collection, or collected by a suit or through a bankruptcy, probate, or any other court, either before or after maturity, then there shall be paid to the holder of this note reasonable attorney's fees and all costs and other expenses (including, without limitation, such fees, costs, and expenses of litigation, including appeals) incurred by the holder in enforcing the terms of this note.

         Failure to pay any part of the principal or interest of this note when due, or failure to carry out any of the terms, covenants, or conditions of the Security Agreement shall authorize the holder of this note to declare as immediately due and payable the existing unpaid principal and to exercise any and all rights and remedies provided by the Delaware Uniform Commercial Code Annotated as well as all other rights and remedies either at law or in equity possessed by the holder of this note.

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         The makers, signers, and endorsers of this note severally waive demand, presentment, notice of dishonor, diligence in collection, and notice of protest, and agree to all extensions and partial payments before or after maturity, without prejudice to the holder.

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF DELAWARE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF.


Dated: ________7/2________, 2001.

TOTAL TELEPHONE CONCEPTS, INC.

/s/ R.J. Bono, President
------------------------
Dr. Richard J. "Bud" Bono, President
Total Telephone Concepts, Inc.


                                  VERIFICATION
                                  ------------

STATE OF TEXAS
COUNTY OF Dallas

         On this day, Dr. Richard J. "Bud" Bono appeared before me, the undersigned notary public, and after I administered an oath to him, upon his oath, he said he read the NOTE and the facts stated in it are within his personal knowledge and are true and correct.

                                                   /s/ R.J. Bono
                                                   ----------------------------
                                                   Dr. Richard J. "Bud Bono


SWORN TO and SUBSCRIBED before me by Dr. Richard J. "Bud Bono on July 2, 2001.



                                                   /s/ Nathan Vinson
                                                   -----------------
                                                   Notary Public in and for
                                                   The State of Texas